                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                    FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 30, 1997



                                  SITEL CORPORATION
            (Exact name of registrant as specified in its charter)



        Minnesota                  1-12577                   47-0684333
(State or jurisdiction of      (Commission File            (IRS Employer
    incorporation or               Number)                 Identification No.)
      organization)


                              13215 Birch Street
                            Omaha, Nebraska 68164
                                (402) 963-3010
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  ____________________________________________












This 8-K consists of 7 pages.  The Exhibit Index is on page 5.





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Item 4.  Changes in Registrant's Certifying Accountant

As discussed in Item 8 below, the Board of Directors determined on January 30, 1997 to change the fiscal year of the registrant to December 31 in order to correspond with the fiscal year used by SITEL Europe plc (formerly known as Mitre plc) ("Mitre") and National Action Financial Services, Inc. ("NAFS"), two companies recently acquired by the registrant in business combinations accounted for as poolings of interest. Effective January 31, 1997, upon the recommendation of its Audit Committee, the Board of Directors of the registrant rescinded its previous selection of Coopers & Lybrand L.L.P.("Coopers & Lybrand") as its principal independent accountants to audit its financial statements for the fiscal year ending May 31, 1997, and selected KPMG Peat Marwick LLP ("KPMG") to serve in such capacity for the fiscal year ending December 31, 1996. KPMG has served for several years as the principal independent accountants to audit the financial statements for Mitre.

For the fiscal years ending May 31, 1995 and May 31, 1996, Coopers & Lybrand audited the registrant's financial statements. The reports of Coopers & Lybrand on the registrant's financial statements for these fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ending May 31, 1995 and May 31, 1996, and through the January 31, 1997 dismissal, there were no disagreements between the registrant and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure , as described in Regulation S-K Item 304(a)(1)(iv), and no reportable event, as described in Regulation S-K Item 304(a)(1)(v).

During the fiscal years ending May 31, 1995 and May 31, 1996, and through the January 31, 1997 date of engagement, the registrant did not consult KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, as described in Regulation S-K Item 304(a)(2)(i), or any matter that was either the subject of a disagreement as described in Regulation S-K Item 304(a)(1)(iv), or a reportable event, as described in Regulation S-K Item 304(a)(1)(v), except that the registrant did consult KPMG on the matter described in the following paragraph.

In the course of the registrant's preparation of restated financial statements which would give effect to the pooling of interests combinations with Mitre and NAFS, there were various communications between the registrant, Coopers & Lybrand, and KPMG as Mitre's auditors. During those communications, the registrant inquired of both Coopers & Lybrand and KPMG concerning the manner in which a change by SITEL in its fiscal year end to correspond with Mitre's following a pooling of interests should be reflected in filings with the Securities and Exchange Commission. Coopers & Lybrand initially expressed the view that it would not be possible to retroactively restate the registrant's financial statements based on Mitre's fiscal year end. KPMG expressed the view that the Securities and Exchange Commission would not object to reflecting a change to Mitre's fiscal year end in the form of retroactively restated pooled financial statements for prior years based on Mitre's fiscal year end. After further reviewing the matter, Coopers & Lybrand advised the registrant that they concurred with the view expressed by KPMG. The registrant did not receive written views from either firm.

Item 7.  Financial Statements and Exhibits.

	(c)  Exhibits

	16.1  Letter from Coopers & Lybrand L.L.P. dated February 6, 1997.

	16.2  Letter from KPMG Peat Marwick LLP dated February 6, 1997.

Item 8.  Change in Fiscal Year.

On January 30, 1997, the Board of Directors of the registrant determined to change the fiscal year of the registrant from June 1 - May 31 to January 1 - December 31, effective for the year ending December 31, 1996. The registrant intends to recast its financial statements for the twelve months ended December 31, 1996 to correspond to the fiscal year of Mitre and NAFS. The recast financial statements will be audited by KPMG. The registrant's report covering the twelve months ended December 31, 1996 will be filed with the Commission on Form 10-K.

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                           				SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 6, 1997		            SITEL Corporation

                                     By: /s/Michael P. May
                                         -----------------------------
                                         Michael P. May, Chief Executive Officer










































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                               SITEL CORPORATION

	                                EXHIBIT INDEX


                                                                  Page Number
                                                                 In Sequential
Exhibit					                                           			         Numbering
No.								                                                         System

16.1   Letter from Coopers & Lybrand L.L.P dated February 6, 1997.      6
16.2   Letter from KPMG Peat Marwick LLP dated February 6, 1997.        7

                                Exhibit 16.1




 February 6, 1997




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by SITEL Corporation (Commission File No. 1-12577) of 13215 Birch Street, Omaha, Nebraska 68164 in Item 4 of the attached Form 8-K, which Form 8-K we understand will be filed with the Commission with a date of report of January 30, 1997. We agree with the statements concerning our Firm in such Form 8-K.


                   			             Very truly yours,


                                   COOPERS & LYBRAND L.L.P.

                                Exhibit 16.2




February 6, 1997


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

	On January 31, 1997, we were appointed the principal accountants of SITEL Corporation. We have read SITEL Corporation's statements included in the third and fourth paragraphs under Item 4 of its Form 8-K dated February 6, 1997 and agree with such statements, except that we are not in a position to agree or disagree with SITEL Corporation's statements regarding Coopers & Lybrand's views.





                       			             Very truly yours,


                                       KPMG PEAT MARWICK LLP



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